Exhibit 10.2

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

16. TABLE OF CONTENTS CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE NSN 7540-01-152-8069 PREVIOUS EDITION UNUSABLE 26-107 Computer Generated STANDARD FORM 26 (REV. 4-85) Prescribed by GSA, FAR (48 CFR) 53.214(a) 123269097 v2 17. CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is 18. AWARD (Contractor is not required to sign this document.) Your offer on required to sign this document and return 2 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.) Solicitation Number , including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the terms listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary. 19A. NAME AND TITLE OF SIGNER (Type or print) [***] [***] 20A. NAME OF CONTRACTING OFFICER [***] 19B. NAME OF CONTRACTOR /s/ [***] (Signature of person authorized to sign) 19C. DATE SIGNED 13/11 ‘09 20B. UNITED STATES OF AMERICA BY /s/ [***] (Signature of Contracting Officer) 20C. DATE SIGNED November 16, 2009 () SEC. DESCRIPTION PAGE(S) () SEC. DESCRIPTION PAGE(S) PART I - THE SCHEDULE PART II - CONTRACT CLAUSES A SOLICITATION/CONTRACT FORM 1 I CONTRACT CLAUSES 20 B SUPPLIES OR SERVICES AND PRICE/COST 2 PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH. C DESCRIPTION/SPECS./WORK STATEMENT 4 J LIST OF ATTACHMENTS 24 D PACKAGING AND MARKING 8 PART IV - REPRESENTATIONS AND INSTRUCTIONS E INSPECTION AND ACCEPTANCE 9 K REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS 25 F DELIVERIES OR PERFORMANCE 10 G CONTRACT ADMINISTRATION DATA 11 L INSTRS., CONDS., AND NOTICES TO OFFERORS N/A H SPECIAL CONTRACT REQUIREMENTS 14 M EVALUATION FACTORS FOR AWARD N/A AWARD/CONTRACT 1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350) RATING N/A PAGEOFPAGES 1 25 2. CONTRACT (Proc. Inst. Ident.) NO HHSO100201000011C 3. EFFECTIVE DATE See Block 20C 4. REQUISITION/PURCHASE REQUEST/PROJECT NO N/A 5. ISSUED BYCODE N/A 6. ADMINISTERED BY (If other than Item 6)CODE N/A HHS/OS/ASPR/BARDA 330 INDEPENDENCE AVE S.W., RM G640 WASHINGTON, D.C. 20201 See Block 5 7. NAME AND ADDRESS OF CONTRACTOR (No., street, county, state and ZIP Code) BAVARIAN NORDIC A/S Hejreskovvej 10A 3490 Kvistgård Denmark 8. DELIVERY FOB ORIGINOTHER (See below) 9. DISCOUNT FOR PROMPT PAYMENT N/A 10. SUBMIT INVOICES ADDRESS SHOWN IN ITEM See Section G FACILITY CODEN/A 11. SHIP TO/MARK FORCODE N/A 12. PAYMENT WILL BE MADE BYCODE N/A See Block 5 See Block 5 13. AUTHORITY FOR USING OTHER FULL AND OPEN COMPETITION:  10 U.S.C. 2304(c)() 41 U.S.C. 253(c)() 14. ACCOUNTING AND APPROPRIATION DATA 15A. ITEM NO. 15B. SUPPLIES/SERVICES 15C. QUANTITY 15D. UNIT 15E. UNIT PRICE 15F. AMOUNT See Section B $[***] 15G. TOTAL AMOUNT OF CONTRACT $[***]

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

Contract Number HHSO100201000011C

Bavarian Nordic A/S

SECTION B—SUPPLIES OR SERVICES AND PRICES/COSTS

B.1.              BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

The Contractor shall supply the necessary supplies and services to produce and validate a freeze-dried IMVAMUNE Final Drug Product (FDP) to generate sufficient data to support the use of this smallpox vaccine in a declared emergency.

B.2                 PRICES/COSTS

A.                        CONTRACT LINE ITEM NUMBERS (CLIN’s)

1.                          BASE CONTRACT

CLIN’s	SUPPLIES/SERVICES	EST. COST		FIXED FEE		TOTAL EST. CPFF
0001	[***]	$	[***]	$	[***]	$	[***]

2.                          CONTRACT OPTIONS

If the Government exercises its option pursuant to Section H, Paragraph H.13 of this contract, the Government’s total obligation represented by the sum of the estimated cost plus fixed fee may be increased as shown in the below CLIN’s 0002 through 0005, in consideration for completion of the work described in the individual CLIN’s and in accordance with the Statement of Work:

CLIN’s	DESCRIPTION	EST. COST		FIXED FEE		TOTAL EST. CPFF
0002	[***]	$	[***]	$	[***]	$	[***]
0003	[***]	$	[***]	$	[***]	$	[***]

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

CLIN’s	DESCRIPTION	EST. COST		FIXED FEE		TOTAL EST. CPFF
0004	[***]	$	[***]	$	[***]	$	[***]
0005	[***]	$	[***]	$	[***]	$	[***]

B.3.              PROVISIONS APPLICABLE TO DIRECT COSTS

This paragraph applies only to the cost reimbursable CLIN’s.  Notwithstanding the clauses, ALLOWABLE COST AND PAYMENT and FIXED FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the cost of the following items or activities shall be unallowable as direct costs:                                               1) Acquisition, by purchase or lease, of any interest in real property; 2) Special rearrangement or alteration of facilities; 3) Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value; 4) Subcontract Costs; and 5) Accountable Government Property.

B.4.              ADVANCE UNDERSTANDINGS

1)             Man-in-Plant

With 7 days advance notice to the Contractor, the Government may place a man-in-plant in the Contractor’s facility.  The man-in-plant is restricted to observing, verifying, and surveying the contractor’s performance under this contract.

2)             Security Plan

The Contractor agrees to provide an updated Security Plan, if requested by the Project Officer, and within fifteen (15) working days after receipt of the request.  The Contractor shall only produce and store product in a secure facility.  In addition, all work performed under this contract shall be in accordance with the implemented security plan- ensuring the security of vaccine production.

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

SECTION C - DESCRIPTION/SPECIFICATIONS

C.1.  STATEMENT OF WORK

A.            Independently, and not as an agent of the USG, the Contractor shall furnish all the necessary services, qualified personnel, materials, supplies, equipment, facilities, transportation and travel not otherwise provided by the USG as required to perform the specific Contractor Defined Milestones detailed below for the base contract, as further specified in the Work Statement, which is incorporated into this contract as Attachment #1 under SECTION J.

Description	Statement of Work Section Number
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

B.            CONTRACT OPTIONS

The Government may exercise any of the four options for the continuation of requirements as set forth in the following Contractor Defined Milestones.  Exercise of each option also extends the contract’s period of performance by twelve months.

Description	Statement of Work Section Number
Option #1
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Option #2
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Option #3
[***]	[***]

Option #4
[***]	[***]

C.            The Government reserves the right to modify the milestones, progress, schedule, budget, or product to add or delete products, process, or schedule as the need may arise.  Because of the nature of this research and development contract, and the complexities inherent in this and prior programs, at designated milestones the Government will evaluate whether work should be redirected, removed, or whether schedule or budget adjustments should be made.  In any event, the Government reserves the right to change product, process, schedule or event, and to add or delete part or all of these elements as the need arises.

D.            MEETINGS AND CONFERENCES

The Contractor shall participate in regular meetings to coordinate and oversee the contract effort as directed by the Contracting and Project Officers.  Such meetings may include, but are not limited to, meeting of all Contractors and subcontractors to discuss clinical manufacturing progress, product development, product assay development, scale up manufacturing development, clinical sample assays development, pre clinical/clinical study designs and regulatory issues; meetings with individual contractors and other HHS officials to discuss the technical, regulatory, and ethical aspects of the program; and meeting with technical consultants to discuss technical data provided by the Contractor.

Monthly teleconferences between the Contractor and subcontractors and BARDA shall be held to review technical progress.  BARDA reserves the right to request more frequent teleconferences and face-to-face meetings depending on the criticality and nature of the work being performed.  The first reporting period consists of the first full month of performance plus any fractional part of the initial month.  Thereafter, the reporting period shall consist of each calendar month.  During these calls the Contractor’s Principal Investigator will discuss the activities during the reporting period, any problems that have arisen and the activities planned for the ensuing reporting period.  The Contractor will receive feedback from BARDA on contract performance, and will have an opportunity to respond and provide recommendations/ remediation plan during the execution of the contract.

1.              Regulatory and Quality Management:

FDA Submissions and meetings:

(a)         The contractor shall forward the initial draft minutes and final draft minutes of any formal meeting with the FDA to BARDA.

(b)         The contractor shall forward the final draft minutes of any informal meeting with the FDA to BARDA.

(c)          The contractor shall forward the dates and times of any meeting with the FDA to BARDA and make arrangements for appropriate BARDA staff to attend FDA meetings.

(d)         The contractor shall provide BARDA the opportunity to review and comment upon any documents to be submitted to the FDA.  The contractor shall provide BARDA with five (5) business days in which to review and provide comments back to the contractor.

(e)          The contractor shall forward Standard Operating Procedures (upon request from Project Officer/Contracting Officer).

(f)           The contractor shall provide upon request animal study and/or other technology packages developed under this contract. Packages shall include complete protocols and critical reagents for animal models developed and/or improved with contract funding.

(g)          The contractor shall provide upon request raw data and/or specific analysis of data generated with USG funds.

2.              Audits / Site Visits:

FDA Audits

Within thirty (30) calendar days of an FDA audit of Contractor or subcontractor facilities, the Contractor shall provide copies of the audit findings, final report, and a plan for addressing areas of nonconformance to FDA regulations and guidance for GLP, GMP or GCP guidelines as identified in the final audit report.

BARDA Audits

The United States Government (USG) reserves the right to conduct an audit of the Contractor with 48 hours notice. The USG reserves the right to accompany the Contractor on routine and for-cause site-visits/audits of subcontractors.  At the discretion of the USG and independent of testing conducted by the Contractor, BARDA reserves the right to conduct site visits/audits and collect samples of product held by the Contractor and subcontractors.

C.2.  REPORTING REQUIREMENTS AND DELIVERABLES

1)                         Technical Progress Reports

On the fifteenth (15) day of each month for the previous calendar month, the contractor shall submit to the Project Officer and the Contracting Officer a Technical Progress Report.  The frequency of Technical Progress Reporting will be determined by the Contracting Officer and Project Officer during negotiations of the contract.  The format and type of Technical Progress Report and Executive Summary will be provided by the Project Officer.  The technical Progress Reports will include project timelines and milestones summaries of product manufacturing, testing, and clinical evaluation.  A Technical Progress Report will not be required for the period when the Final Report is due.  The Contractor shall submit one copy of the Technical Progress Report electronically via e-mail.  Any attachments to the e-mail report shall be submitted in Microsoft Word, Microsoft Excel, Microsoft Project, and/or Adobe Acrobat PDF files.  Such reports shall include the following specific information:

(a)         Title page containing:  Technical Progress Report, the contract number and title, the period of performance or milestone being reported, the contractor’s name, address, and other contact information, the author(s), and the date of submission;

(b)         Introduction/Background: An introduction covering the purpose and scope of the contract effort;

(c)          Progress:  The report shall detail, document and summarize the results of work performed, test results, milestones achieved during the period covered and cumulative milestones achieved.  Also to be included is a summary of work planned for the next two (2) reporting periods on a rolling basis;

(d)         Issues:  Issues resolved, new issues and outstanding issues are enumerated with options and recommendation for resolution.  An explanation of any difference between planned progress and actual progress, why the differences have occurred, and, if progress activity is delinquent, then what corrective steps are planned.  Revised timelines are provided.

(e)          Invoices:  Summary of any invoices submitted during the reporting period.

(f)           Action Items:  Summary table of activities or tasks to be accomplished by certain date and by whom.

(g)          Distribution list:  A list of persons receiving the Technical Report

(h)         Attachments:  Results on the project are provided as attachments

2)             The Executive Summary, which shall accompany each Technical Progress Report, will be formatted in Microsoft Power Point presentations and include the following:

(a)         Title page containing Executive Title, the contract number and title, the period of performance or milestone being reported, the contractor’s name and the date of submission;

(b)         Project Progress presented as milestone events, test results, tasks, and other activities achieved during the reporting period as talking point bullets;

(c)          Project issues presented headings and each item as a talking point bullet.

3)             Final Report: By the expiration date of the contract, the Contractor shall submit a comprehensive Final Report that shall detail, document, and summarize the results of the entire contract work.  The report shall explain comprehensively the results achieved.  A draft Final Report will be submitted to the Project and Contracting Officers for review and comments, then the Final Report original, four copies, and an electronic file shall be submitted to the Project and Contracting Officers for distribution to the Program office.

4)             Updated Integrated Product Development Plan (IPDP)

Within fourteen (14) days of the effective date of the BAA award, the Contractor shall submit an updated IPDP which shall be approved by the Project Officer and the Contracting Officer prior to initiation of any activities related to their implementation.

During the course of contract performance, in response to a need to change the IPDP, the Contractor shall submit a Deviation Report.  This report shall request a change in the agreed-upon Plan and timelines.  This report shall include:

(a)         Discussion of the justification/rationale for the proposed change.

(b)         Options for addressing the needed changes from the approved timelines, including a cost-benefit analysis of each option.

(c)          Recommendations for the preferred option that includes a full analysis and discussion of the effect of the change on the entire product development program, timelines, and budget.

The Contractor shall carry out activities within the contract Statement of Work only as requested and approved by the Contracting Officer, and may not conduct work on the contract without prior approval from the Contracting Officer, including initiating work that deviates from the agreed-upon IPDP.

5)             Updated Gantt Chart

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

In order for the Government to better assess the progress on this project, the Contractor shall submit quarterly updated Gantt charts.  The format shall be consistent with the initial submission contained in the Contractor’s technical proposal dated June 12, 2009, under [***].

6)             Risk Management Plans

Due to the Government’s need to periodically evaluate the risk evaluation and management strategy for this project, the Contractor shall provide updates to its risk management plan on a quarterly basis.  The plan contents should be consistent with the initial submission contained in the Contractor’s technical proposal dated June 12, 2009, under [***].

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

SECTION D—PACKAGING, MARKING AND SHIPPING

Report Deliverables

Unless otherwise specified by the Contracting Officer or the Contracting Officer’s representative, delivery of reports to be furnished to the Government under this contract (including invoices), shall be addressed as follows:

[***]

[***]

SECTION E—INSPECTION AND ACCEPTANCE

The Contracting Officer or a duly authorized representative will inspect and accept materials and services to be delivered under the contract.  Contractor inspector is hereby noted, as the Project Officer, and the place of inspection will be the contractor’s facilities.  In addition, the following clause is incorporated by reference:

FAR Clauses

FAR Clause No.52.246-9, INSPECTION OF RESEARCH AND DEVELOPMENT (SHORT FORM) (APR 1984)

SECTION F—DELIVERIES OR PERFORMANCE

F.1.   PERIOD OF PERFORMANCE

The period of performance of this contract is from the date of contract award to twelve (12) months after contract award.  Exercise of an option will extend the period of performance by an additional 12 months per contract option.

Delivery will be required F.O.B. Destination as set forth in FAR 52.247-35 F.O.B. DESTINATION WITHIN CONSIGNEE’S PREMISES (APR 1984).

F.2.   TECHNICAL REPORT REQUIREMENT

Item	Deliverable	Quantity	Due Date
1.	Technical Monthly Progress Report and Executive Summary	1 Electronic Copy — Project Officer (PO) 1 Electronic Copy — Contracting Officer (CO) 1 Hard Copy - CO	30 days after contract award and by the 15th day of each month during the contract’s period of performance. Not due when Final is due.
2.	Final Report	See above	Due on/before the completion date of the contract.
3.	Quarterly Gantt charts	See above	By the 15th day following the end of each quarterly period.
4.	Quarterly Risk Management Plans	See above	By the 15th day following the end of each quarterly period.

F.3.   CONTRACT DELIVERABLES

Item	Deliverable	Quantity	Due Date
1.	Updated Integrated Product Development Plan (IPDP)	1 Electronic Copy — Project Officer (PO) 1 Electronic Copy — Contracting Officer (CO) 1 Hard Copy - CO	14 days after contract award.
2.	FDA audit findings, including final reports, and plans for addressing areas of conformance	1 Electronic Copy — P.O. 1 Electronic Copy — C.O. 1 Hard Copy - CO	Within 30 calendar days of an FDA audit of contractor or subcontractor facilities.

F.4.   STOP WORK ORDER

The following clause is incorporated by reference:

FAR 52.242-15 STOP WORK ORDER (AUG 1989) with ALTERNATE I (APR 1984).

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

SECTION G—CONTRACT ADMINISTRATION DATA

G.1.       CONTRACTING OFFICER

1)             The Contracting Officer is the only individual who can legally commit the Government to the expenditure of public funds.  No person other than the Contracting Officer can make any changes to the terms, conditions, general provisions, or other stipulations of this contract.

2)             The Contracting Officer is the only person with the authority to act as agent of the government under this contract.  Only the Contracting Officer has authority to (1) direct or negotiate any changes in the statement of work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimburse to the Contractor of any costs incurred during the performance of this contract; (5) otherwise change any terms and conditions of this contract.

3)             No information other than that which may be contained in an authorized modification to this contract, duly issued by the Contracting Officer, which may be received from any person employed by the US Government, other otherwise, shall be considered grounds for deviation from any stipulation of this contract.

G.1.       PROJECT OFFICER

The following Project Officers will represent the Government for the purpose of this contract:

[***], Project Officer

[***], Alternate Project Officer

Performance of the work hereunder shall be subject to the technical directions of the designated Project Officers for this contract.

As used herein, technical directions are directions to the Contractor, which fill in details, suggests possible lines of inquiry, or otherwise completes the general scope of work set forth herein.  These technical directions must be within the general scope of work, and may not alter the scope of work or cause changes of such a nature as to justify an adjustment in the stated contract price/cost, or any stated limitation thereof.  In the event that the Contractor feels that full implementation of any of these directions may exceed the scope of the contract, he or she shall notify the originator of the technical direction and the Contracting Officer in a letter separate of any required report(s) within two (2) weeks of the date of receipt of the technical direction and no action shall be taken pursuant to the direction.  If the Contractor fails to provide the required notification within the said two (2) week period that any technical direction exceeds the scope of the contract, then it shall be deemed for purposes of this contract that the technical direction was within the scope.  No technical direction, nor its fulfillment, shall alter or abrogate the rights and obligations fixed in this contract.

A Government Project Officer is not authorized to change any of the terms and conditions of this contract.  Changes shall be made only by the Contracting Officer by properly written modification(s) to the contract.  Any changes in Project Officer delegation will be made by the Contracting Officer in writing with a copy being furnished to the Contractor.

G.2.       KEY PERSONNEL

Pursuant to the Key Personnel clause incorporated in Section I of this contract, the following individual is considered to be essential to the work being performed hereunder:

[***], Principal Investigator

Prior to diverting any of the specific individuals to other programs, the Contractor shall notify the Contacting officer reasonably in advance and shall submit justification (including proposed substitutions) in sufficient detail to permit evaluation of the impact on the program.  No diversion shall be made by the contractor without the written consent of the Contracting Officer; provided that the Contracting Officer may ratify in writing such diversion and such ratification shall constitute the consent of the Contracting Officer.  The contract may be modified from time to time during the course of the contract to either add or delete personnel, as appropriate.

G.3.       INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING

1)             The Contractor shall submit an original and one electronic copy of monthly contract invoices/financial reports to the address shown below:

DHHS/OS/ASPR/BARDA

Attn:  Contracting Officer

330 Independence Ave., S.W.

Room G640

Washington, D.C. 20201

2)             Contractor invoices/financial reports shall conform to the form, format, and content requirements of the instructions for Invoice/Financing requests and Contract Financial Reporting made a part of the contract in Section J.

3)             Monthly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the Government.

4)             The contractor agrees to immediately notify the Contracting Officer in writing if there is an anticipated overrun (any amount) or unexpended balance (greater than 10 percent) of the amount allotted to the contract, and the reasons for the variance.  Also refer to the requirements of the Limitation of Cost (FAR 52.232-20) clause in the contract.

5)             The date of receipt of a proper invoice/voucher by the Contracting Officer shall be used for the purpose of Prompt Payment Act time computations.

G.4.       REIMBURSEMENT OF COST (Apr 2000)

1)             The Government shall reimburse the Contractor the cost determined by the Contracting Officer to be allowable (hereinafter referred to as allowable cost) in accordance with the clause entitled Allowable Cost and Payment in Section I, Contract Clauses.  Examples of allowable costs include, but are not limited to, the following:

a)             All direct materials and supplies that are used in the performing of the work provided for under the contract, including those purchased for subcontracts and purchase orders.

b)             All direct labor, including supervisory, that is properly chargeable directly to the contract, plus fringe benefits.

c)              All other items of cost budgeted for and accepted in the negotiation of this basic contract or modifications thereto.

d)             Special expenditures which, upon request from the Contractor, the Contracting Officer approves as being an allowable cost under this contract, such as purchase or lease of office furniture or equipment, etc..

e)              All travel costs plus per diem or actual subsistence for personnel while in an actual travel status in direct performance of the work and services required under this contract.  These costs will be in accordance with the Contractor’s policy and subject to the following:

(i)                         Air travel shall be by the most direct route using “air coach” or “air tourist” (less than first class) unless it is clearly unreasonable or impractical (e.g., not available for reasons other than avoidable delay in making reservations, would require circuitous routing or entail additional expense offsetting the savings on fare, or would not make necessary connections).

(ii)                      Rail travel shall be by the most direct route, first class with lower berth or nearest equivalent.

(iii)                   Costs incurred for lodging, meals, and incidental expenses shall be considered reasonable and allowable to the extent that they do not exceed on a daily basis the per diem rates set forth in the Federal Travel Regulation (FTR).

(iv)                  Travel via privately owned automobile shall be reimbursed at not more than the current General Services Administration (GSA) FTR established mileage rate.

2)             Except as stated herein and under Section B, Paragraph B.3.  PROVISIONS APPLICABLE TO DIRECT COSTS, the Contractor shall not incur costs unless the prior written authorization of the Contracting Officer has been obtained.  When costs are incurred without such prior authorization, with the intent of claiming reimbursement as direct costs, it shall be at the contractor’s risk.

G. 5.    INDIRECT COST RATES

In accordance with Federal Acquisition Regulation (FAR) (48 CFR chapter 1) Clauses 52.216-7(d)(2), “Allowable Cost and Payment” incorporated by reference in this contract in Part II, Section I, the cognizant Contracting Officer representative responsible for negotiating provisional and/or final indirect cost rates is identified as follows:

Director, Division of Financial Advisory Services

Office of Acquisition Management and Policy

National Institutes of Health

6100 Building, Room 6B05

6100 Executive Boulevard, MSC 7540

Bethesda, MD 20892-7540

These rates are hereby incorporated without further action of the Contracting Officer.

G. 6.    POST AWARD EVALUATION OF PAST PERFORMANCE

Interim and final evaluations of contractor performance shall be conducted on this contract in accordance with FAR 42.15.  The final performance evaluation shall be completed at the time of completion of work.  Interim and final evaluations will be submitted to the Contractor as soon as practicable.  The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement.

G.7.       CONTRACT COMMUNICATIONS/CORRESPONDENCE (JULY 1999)

The Contractor shall identify all correspondence, reports, ad other data pertinent to this contract by imprinting the contract number from Page 1 of the contract.

G.8.       GOVERNMENT PROPERTY

1)             In addition to the requirements of the clause GOVERNMENT PROPERTY, incorporated in SECTION I of this contract, the Contractor shall comply with the provision of HHS Publication, “Contractor’s Guide for Control of Government Property,” which is incorporated into this contract by reference.  This document can be accessed at: httpa://www.knownet.hhs.gov/log/AgncyPolicy/HHSLogPolicy/contractorguide.htm.  Among other issues, this publication provides a summary of the Contractor’s responsibilities regarding purchasing authorization and inventory and reporting requirements under the contract.  A copy of this publication is available upon request o the Contacts Property Administrator.

2)             Notwithstanding the provisions outlined in the HHS Publication, “Contractor’s Guide for control of Government Property,” which is incorporated into this contract in paragraph a. above, the contractor shall use the form entitled “Report of Government Owned, contactor Held Property” for performing annual inventories required udder this contract.  This form is included as an attachment in SECTION J of the contract.

SECTION H—SPECIAL CONTRACT REQUIREMENTS

H. 1.    HUMAN SUBJECTS

Human Subjects: Research projects involving humans and/or human specimens can only be initiated with written approval by the BARDA Project Officer.

The Good Clinical Practice Regulations (GCP)(21 CFR Parts 50, 54, 56 312)(45 CFR Part 46)(ICH E6) as well as other applicable federal and state regulations will be standards that apply for use of human subject and/or human specimens in clinical studies.

If at any time during the life of the contract, the Contractor fails to comply with GCP as identified by regulations outline above , the Offeror shall have thirty (30) calendar days from the time such material failure is identified to cure such or initiate cure to the satisfaction of the USG Project Officer.  If the Offeror fails to take such an action or provide a remediation plan within the thirty (30) calendar day period, then the contract may be terminated.

Research involving human subjects shall not be conducted under this contract until the related protocol has been approved by DHHS and written notice of such approval has been provided by the Contracting Officer.  Additionally, prior to conducting the research, the Contractor must provide certification of Institutional Review Board (IRB) review and approval.

H. 2.    HUMAN MATERIALS

It is understood that the acquisition and supply of all human specimen material (including fetal material) used under this contract will be obtained by the Contractor in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States and that no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

H.3.       PROHIBITION ON THE USE OF APPROPRIATED FUNDS FOR LOBBYING ACTIVITIES AND HHSAR 352.270-10 ANTI-LOBBYING (Jan 2006)

The Contractor is hereby notified of the restrictions on the use of Department of Health and Human Service’s funding for lobbying of Federal, State and Local legislative bodies.

Section 1352 of Title 10, United Stated Code (Public Law 101-121, effective 12/23/89), among other things, prohibits a recipient (and their subcontractors) of a Federal contract, grant, loan, or cooperative agreement from using appropriated funds (other than profits from a federal contract) to pay any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with any of the following covered Federal actions; the awarding of any Federal contract; the making of any Federal grant; the making of any Federal loan; the entering into of any cooperative agreement; or the modification of any Federal contract, grant, loan, or cooperative agreement.  For additional information of prohibitions against lobbying activities, see FAR Subpart 3.8 and FAR Clause 52.203-12.

In addition, as set forth in HHSAR 352.270-10 “Anti-Lobbying” (January 2006), the current Department of Health and Human Services Appropriations Act provides that no part of any appropriation contained in this Act shall be used, other than for normal and recognized executive-legislative relationships, for publicity or propaganda purposes, for the preparation, distribution, or use of any kit, pamphlet, booklet, publication, radio, television, or video presentation designed to support, or defeat legislation pending before the Congress, or any State or Local legislature except in presentation to the Congress, or any State or Local legislative body itself.

The current Department of Health and Human Services Appropriations Act also provides that no part of any appropriation contained in this Act shall be used to pay the salary or expenses of any contract or grant recipient, or agent acting for such recipient, related to any activity designed to influence legislation or appropriations pending before the Congress, or any State or Local legislature.

(End of Clause)

H.4.       PRIVACY ACT APPLICABILITY (Apr 2000)

1)             Notification is hereby given that the Contractor and its employees are subject to criminal penalties for violation of the Privacy Act to the same extent as employees of the Government.  The Contractor shall assure that each of its employees knows the prescribed rules of conduct and that each is aware that he or she can be subjected to criminal penalty for violation of the Act.  A copy of 45 CFR Part 5b, Privacy Act Regulations, may be obtained at

http://www.gpoaccess.gov/cfr/index.html

2)             The Project Officer is hereby designated as the official who is responsible for monitoring contractor compliance with the Privacy Act.

3)             The Contractor shall follow the Privacy Act guidance as contained in the Privacy Act System of Records number 09-25- 0200.  This document may be obtained at the following link: http://oma.od.nih.gov/ms/privacy/pa-files/0200.htm

(End of Clause)

Note: Clinical trials cannot be initiated until the System Notice has been published and the Contracting Officer notifies the contractor.

H.5.       LABORATORY LICENSE REQUIREMENTS (May 1998)

The Contractor shall comply with all applicable requirements of Section 353 of the Public Health Service Act (Clinical Laboratory Improvement Act as amended).  This requirement shall also be included in any subcontract for services under the contract.

(End of Clause)

H.6.       DISSEMINATION OF INFORMATION (May 1998)

No information related to data obtained under this contract shall be released or publicized without the prior written consent of the Project Officer.

(End of Clause)

H.7.       IDENTIFICATION AND DISPOSITION OF DATA

The Contractor will be required to provide certain data generated under this contract to the Department of Health and Human Services (DHHS).  DHHS reserves the right to review any other data determined by DHHS to be relevant to this contract.  The contractor shall keep copies of all data required by the Food and Drug Administration (FDA) relevant to this contract for the time specified by the FDA.

H.8.       INFORMATION ON COMPLIANCE WITH ANIMAL CARE REQUIREMENTS

Registration with the U. S. Dept. of Agriculture (USDA) is required to use regulated species of animals for biomedical purposes.  USDA is responsible for the enforcement of the Animal Welfare Act (7 U.S.C. 2131 et. seq.), http://www.nal.usda.gov/awic/legislat/awa.htm.

The Public Health Service (PHS) Policy is administered by the Office of Laboratory Animal Welfare (OLAW) http://grants2.nih.gov/grants/olaw/olaw.htm.  An essential requirement of the PHS Policy http://grants2.nih.gov/grants/olaw/references/phspol.htm is that every institution using live vertebrate animals must obtain an approved assurance from OLAW before they can receive funding from any component of the U. S. Public Health Service.

The PHS Policy requires that Assured institutions base their programs of animal care and use on the Guide for the Care and Use of Laboratory Animals http://www.nap.edu/readingroom/books/labrats/ and that they comply with the regulations (9 CFR,

Subchapter A) http://www.nal.usda.gov/awic/legislat/usdaleg1.htm issued by the U.S. Department of Agriculture (USDA) under the Animal Welfare Act.  The Guide may differ from USDA regulations in some respects.  Compliance with the USDA regulations is an absolute requirement of this Policy.

The Association for Assessment and Accreditation of Laboratory Animal Care International (AAALAC) http://www.aaalac.org is a professional organization that inspects and evaluates programs of animal care for institutions at their request.  Those that meet the high standards are given the Accredited status.  As of the 2002 revision of the PHS Policy, the only accrediting body recognized by PHS is the AAALAC.  While AAALAC Accreditation is not required to conduct biomedical research, it is highly desirable.  AAALAC uses the Guide as their primary evaluation tool.  They also use the Guide for the Care and Use of Agricultural Animals in Agricultural Research and Teaching.  It is published by the Federated of Animal Science Societies http://www.fass.org.

H.9.                         REQUIREMENTS FOR ADEQUATE ASSURANCE OF PROTECTION OF VERTEBRATE ANIMAL SUBJECTS

The PHS Policy on Humane Care and Use of Laboratory Animals requires that applicant organizations proposing to use vertebrate animals file a written Animal Welfare Assurance with the Office for Laboratory Animal Welfare (OLAW), establishing appropriate policies and procedures to ensure the humane care and use of live vertebrate animals involved in research activities supported by the PHS. The PHS Policy stipulates that an applicant organization, whether domestic or foreign, bears responsibility for the humane care and use of animals in PHS-supported research activities.  Also, the PHS policy defines “animal” as “any live, vertebrate animal used, or intended for use, in research, research training, experimentation, biological testing or for related purposes.”  This Policy implements and supplements the U.S. Government Principles for the Utilization and Care of Vertebrate Animals Used in Testing, Research, and Training, and requires that institutions use the Guide for the Care and Use of Laboratory Animals as a basis for developing and implementing an institutional animal care and use program.  This Policy does not affect applicable State or local laws or regulations that impose more stringent standards for the care and use of laboratory animals.  All institutions are required to comply, as applicable, with the Animal Welfare Act as amended (7 USC 2131 et. seq.) and other Federal statutes and regulations relating to animals.  These documents are available from the Office of Laboratory Animal Welfare, National Institutes of Health, Bethesda, MD 20892, (301) 496-7163.  See http://grants.nih.gov/grants/olaw/olaw.htm.

No PHS supported work for research involving vertebrate animals will be conducted by an organization, unless that organization is operating in accordance with an approved Animal Welfare Assurance and provides verification that the Institutional Animal Care and Use Committee (IACUC) has reviewed and approved the proposed activity in accordance with the PHS policy.  Applications may be referred by the PHS back to the institution for further review in the case of apparent or potential violations of the PHS Policy.  No award to an individual will be made unless that individual is affiliated with an assured organization that accepts responsibility for compliance with the PHS Policy.  Foreign applicant organizations applying for PHS awards for activities involving vertebrate animals are required to comply with PHS Policy or provide evidence that acceptable standards for the humane care and use of animals will be met.  Foreign applicant organizations are not required to submit IACUC approval, but should provide information that is satisfactory to the Government to provide assurances for the humane care of such animals.

H.10.                  APPROVAL OF REQUIRED ASSURANCE BY OLAW

Under governing regulations, federal funds which are administered by the Department of Health and Human Services, Office of Biomedical Advanced Research and Development Authority (BARDA) shall not be expended by the contractor for research involving live vertebrate animals, nor shall live vertebrate animals be involved in research activities by the contractor under this award unless a satisfactory assurance of compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28 is submitted within 30 days of the date of this award and approved by the Office of Laboratory Animal Welfare (OLAW).  Each performance site (if any) must also assure compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28 with the following restriction: Only activities which do not directly involve live vertebrate animals (i.e. are clearly severable and independent from those activities that do involve live vertebrate animals) may be conducted by the contractor or individual performance sites pending OLAW approval of their respective assurance of compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28.  Additional information regarding OLAW may be obtained via the Internet at http://grants2.nih.gov/grants/olaw/references/phspol.htm

H.11.                  PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES

The Contractor acknowledges that U.S. Executive Orders and Laws, including but not limited to Executive Order 13224 and Public Law 107-56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism.  It is the legal responsibility of the contractor to ensure compliance with these Executive Orders and Laws.  This clause must be included in all subcontracts issued under this contract.

H.12.                  REGISTRATION WITH THE SELECT AGENT PROGRAM FOR WORK INVOLVING THE POSSESSION, USE, AND/OR TRANSFER OF SELECT BIOLOGICAL AGENTS OR TOXINS

Work involving select biological agents or toxins shall not be conducted under this contract until the contractor and any affected subcontractor(s) are granted a certificate of registration or are authorized to work with the applicable select agents.

For prime or subcontract awards to domestic institutions who possess, use, and/or transfer Select Agents under this contract, the institution must complete registration with the Centers for Disease Control and Prevention (CDC), Department of Health and Human Services (DHHS) or the Animal and Plant Health Inspection Services (APHIS), U.S. Department of Agriculture (USDA), as applicable, before performing work involving Select Agents, in accordance with 42 CFR 73.  No Government funds can be used for work involving Select Agents, as defined in 42 CFR 73, if the final registration certificate is denied.

For prime or subcontract awards to foreign institutions who possess, use, and/or transfer Select Agents under this contract, the institution must provide information satisfactory to the Government that a process equivalent to that described in 42 CFR 73 (http://www.cdc.gov/od/sap/docs/42cfr73.pdf ) for U.S. institutions is in place and will be administered on behalf of all Select Agent work sponsored by these funds before using these funds for any work directly involving the Select Agents.  The contractor must provide information addressing the following key elements appropriate for the foreign institution: safety, security, training, procedures for ensuring that only approved/appropriate individuals have access to the Select Agents, and any applicable laws, regulations and policies equivalent to 42 CFR 73.  The Government will assess the policies and procedures for comparability to the U.S. requirements described in 42 CFR Part 73.  When requested by the contracting officer, the contractor shall provide key information delineating any laws, regulations, policies, and procedures applicable to the foreign institution for the safe and secure possession, use, and transfer of Select Agents.  This includes summaries of safety, security, and training plans, and applicable laws, regulations, and policies.  For the purpose of security risk assessments, the contractor must provide the names of all individuals at the foreign institution who will have access to the Select Agents and procedures for ensuring that only approved and appropriate individuals have access to Select Agents under the contract.

Listings of HHS select agents and toxins, biologic agents and toxins, and overlap agents or toxins as well as information about the registration process, can be obtained on the Select Agent Program Web site at http://www.cdc.gov/od/sap/.

H.13.                  OPTION PROVISION

Unless the Government exercises its option pursuant to the Option Clause set forth in Section I, Paragraph I.2., the contract will consist only of CLIN 0001 of the Statement of Work as defined in Sections C and F of the contract.  Pursuant to clause 52.217-7 set forth in Section I of this contract, under I.3., the Government may, by unilateral contract modification, require the Contractor to perform any of the additional CLIN’s listed in Section B, Paragraph B.2., and as also defined in Sections C and F of this contract.  If the Government exercises an option, notice must be given at least 60 days prior to the expiration date of this contract.  The amount of the contract will then be increased as set forth in Section B, Paragraph B.2., and the contract’s period of performance will be extended by one year for each option.

H. 14. EPA ENERGY STAR REQUIREMENTS

In compliance with Executive Order 12845 (requiring Agencies to purchase energy efficient computer equipment) all microcomputers, including personal computers, monitors, and printers that are purchased using Government funds in performance of a contract shall be equipped with or meet the energy efficient low-power standby feature as defined by the EPA Energy Star program unless the equipment always meets EPA Energy Star efficiency levels.  The microcomputer, as configured with all components, must be Energy Star compliant.

This low-power feature must already be activated when the computer equipment is delivered to the agency and be of equivalent functionality of similar power managed models.  If the equipment will be used on a local area network, the vendor must provide equipment that is fully compatible with the network environment.  In addition, the equipment will run commercial off-the-shelf software both before and after recovery from its energy conservation mode.

H. 15. ACKNOWLEDGMENT OF FEDERAL FUNDING

A.            Section 507 of P.L. 104-208 mandates that contractors funded with Federal dollars, in whole or in part, acknowledge Federal funding when issuing statements, press releases, requests for proposals, bid solicitations and other documents.  Contractors are required to state (1) the percentage and dollar amounts of the total program or project costs financed with Federal money, and (2) the percentage and dollar amount of the total costs financed by nongovernmental sources.

This requirement is in addition to the continuing requirement to provide an acknowledgment of support and disclaimer on any publication reporting the results of a contract funded activity.

B.            Publication and Publicity

Publications: Any manuscript or scientific meeting abstract containing data generated under this contract must be submitted for BARDA Project Officer review no less than thirty (30) calendar days for manuscripts and fifteen (15) calendar days for abstracts before submission for public presentation or publication.  Contract support shall be acknowledged in all such publications.  A “publication” is defined as an issue of printed material offered for distribution or any communication or oral presentation of information.

The Contractor shall acknowledge the support of the Department of Health and Human Service, Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority, whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

“This project has been funded in whole or in part with Federal funds from the Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority, under Contract No. HHSO100201000011C.”

C.            Press Releases

(a)         Pursuant to Section 508 of Public Law 105-78, the contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money that: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

(b)         The Contractor agrees to accurately and factually represent the work conducted under this contract in all press releases.  Misrepresenting contract results or releasing information that is injurious to the integrity of BARDA may be construed as improper conduct.  Press releases shall be considered to include the public release of information to any medium, excluding peer-reviewed scientific publications.  The contractor shall ensure that the Project Officer has received an advance copy of any press release related to this contract not less than four (4) working days prior to the issuance of the press release.

H. 16.               REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in DHHS funded programs is encouraged to report such matters to the HHS Inspector General’s Office in writing or on the Inspector General’s Hotline.  The toll-free number is 1-800-HHS-TIPS (1-800-447-8477).  All telephone calls will be handled confidentially.  The e-mail address is Htips@os.dhhs.gov.

Office of Inspector General

Department of Health and Human Services

TIPS HOTLINE

P.O. Box 23489

Washington, DC 20026

H. 17.               MANUFACTURING STANDARDS

The Good Manufacturing Practice Regulations (GMP)(21 CFR Parts 210-211) and regulations pertaining to biological products (21 CFR Part 600) and regulations pertaining to diagnostic products (21 CFR Part 860) will be the standard to be applied for manufacturing, processing, packaging, storage and delivery of this product.

If at any time during the life of the contract, the Contractor fails to comply with GMP in the manufacturing, processing, packaging, storage, stability and other testing of the manufactured drug substance or product and delivery of this product and such failure results in a material adverse effect on the safety, purity or potency of the product (a material failure) as identified by the FDA, the Contractor shall have thirty (30) calendar days from the time such material failure is identified to cure such material failure.  If, within the thirty (30) calendar day period, the Contractor fails to take such an action to the satisfaction of the USG Project Officer, or fails to provide a remediation plan that is acceptable to the Project Officer, then the contract may be terminated.

H.18.                  EXPORT CONTROL NOTIFICATION

Offerors are responsible for ensuring compliance with all export control laws and regulations that maybe applicable to the export of and foreign access to their proposed technologies.  Offerors may consult with the Department of State with any questions regarding the International Traffic in Arms Regulation (ITAR) (22 CRF Parts 120-130) and /or the Department of Commerce regarding the Export Administration Regulations (15 CRF Parts 730-774).

PART II — CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

I.1.      FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text.  Upon request, the Contracting Officer will make their full text available.  Also, the full text of a clause may be accessed electronically at these addresses: http://www.arnet.gov

A.      General Clauses for Cost-Reimbursement Research and Development General Clauses

(1)         FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

FAR CLAUSE NO.	DATE	TITLE
52.202-1	Jul 2004	Definitions
52.203-3	Apr 1984	Gratuities (Over $100,000)
52.203-5	Apr 1984	Covenant Against Contingent Fees (Over $100,000)
52.203-6	Sep 2006	Restrictions on Subcontractor Sales to the Government (Over $100,000)
52.203-7	Jul 1995	Anti-Kickback Procedures (Over $100,000)
52.203-8	Jan 1997	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over $100,000)
52.203-10	Jan 1997	Price or Fee Adjustment for Illegal or Improper Activity (Over $100,000)
52.203-12	Sep 2007	Limitation on Payments to Influence Certain Federal Transactions (Over $100,000)
52.203-13	Dec 2008	Contractor Code of Business Ethics and Conduct (over $5,000,000)
52.203-14	Dec 2007	Display of Hotline Poster
52.204-4	Aug 2000	Printed or Copied Double-Sided on Recycled Paper (Over $100,000)
52.204-7	Apr 2008	Central Contractor Registration
52.209-6	Sep 2006	Protecting the Government’s Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $25,000)
52.215-2	Mar 2009	Audit and Records - Negotiation (Over $100,000)
52.215-8	Oct 1997	Order of Precedence - Uniform Contract Format
52.215-10	Oct 1997	Price Reduction for Defective Cost or Pricing Data
52.215-12	Oct 1997	Subcontractor Cost or Pricing Data (Over $500,000)
52.215-14	Oct 1997	Integrity of Unit Prices (Over $100,000)
52.215-15	Oct 2004	Pension Adjustments and Asset Reversions
52.215-17	Oct 1997	Waiver of Facilities Capital Cost of Money
52.215-18	Jul 2005	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions

52.215-19	Oct 1997	Notification of Ownership Changes
52.215-21	Oct 1997	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data — Modifications
52.216-7	Dec 2002

Allowable Cost and Payment (Note: the following language is included in this clause — “(3) The designated payment office will make interim payments for contract financing on the 30th day after the designated billing office receives a proper payment request…”

52.216-8	Mar 1997	Fixed Fee
52.217-7	March 1989

Option for Increased Quantity - Separately Priced Line Item (Note: the following language is included in this clause — “....The Contracting Officer may exercise the option by written notice to the Contractor within 60 days prior to the expiration of this contract ....”)

52.219-8	May 2004	Utilization of Small Business Concerns (Over $100,000)
52.219-9	Apr 2008	Small Business Subcontracting Plan (Over $500,000)
52.219-16	Jan 1999	Liquidated Damages - Subcontracting Plan (Over $500,000)
52.222-2	Jul 1990	Payment for Overtime Premium (Over $100,000) (Note: The dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract.)
52.222-19	Aug 2009	Child Labor — Cooperation with Authorities and Remedies
52.222-3	Jun 2003	Convict Labor
52.222-21	Feb 1999	Prohibition of Segregated Facilities
52.222-26	Mar 2007	Equal Opportunity
52.222-35	Sep 2006	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans
52.222-36	Jun 1998	Affirmative Action for Workers with Disabilities
52.222-37	Sep 2006	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans
52.222-39	Dec 2004	Notification of Employee Rights Concerning Payment of Union Dues or Fees
52.222-50	Feb 2009	Combating Trafficking in Persons
52.222-54	Jan 2009	Employment Eligibility Verification
52.223-6	May 2001	Drug-Free Workplace
52.223-14	Aug 2003	Toxic Chemical Release Reporting (Over $100,000)
52.224-1	April 1984	Privacy Act Notification
52.224-2	April 1984	Privacy Act
52.225-1	Feb 2009	Buy American Act - Supplies
52.225-13	Jun 2008	Restrictions on Certain Foreign Purchases
52.227-1	Dec 2007	Authorization and Consent, Alternate I (Apr 1984)

52.227-2	Dec 2007	Notice and Assistance Regarding Patent and Copyright Infringement (Over $100,000)
52.227-11	Dec 2007

Patent Rights - Retention by the Contractor (Short Form) (Note: In accordance with FAR 27.303(a)(2), paragraph (f) is modified to include the requirements in FAR 27.303(a)(2)(i) through (iv). The frequency of reporting in (i) is annual.

52.227-14	Dec 2007	Rights in Data — General
52.229-8	March 1990	Foreign Cost-Reimbursement Contracts
52.230-4	Oct 2008	Disclosure and Consistency of Cost Accounting Practices for Contracts Awarded to Foreign Concerns
52.232-9	Apr 1984	Limitation on Withholding of Payments
52.232-17	Oct 2008	Interest (Over $100,000)
52.232-20	Apr 1984	Limitation of Cost
52.232-23	Jan 1986	Assignment of Claims
52.232-25	Oct 2008	Prompt Payment, Alternate I (Feb 2002)
52.232-33	Oct 2003	Payment by Electronic Funds Transfer—Central Contractor Registration
52.233-1	Jul 2002	Disputes
52.233-3	Aug 1996	Protest After Award, Alternate I (Jun 1985)
52.233-4	Oct 2004	Applicable Law for Breach of Contract Claim
52.242-1	Apr 1984	Notice of Intent to Disallow Costs
52.242-3	May 2001	Penalties for Unallowable Costs (Over $500,000)
52.242-4	Jan 1997	Certification of Final Indirect Costs
52.242-13	Jul 1995	Bankruptcy (Over $100,000)
52.243-2	Aug 1987	Changes - Cost Reimbursement, Alternate V (Apr 1984)
52.244-2	Jun 2007	Subcontracts, Alternate II (Aug 1998) *If written consent to subcontract is required, the identified subcontracts are listed in Section B, Paragraph B.4., Advance Understandings.
52.244-5	Dec 1996	Competition in Subcontracting (Over $100,000)
52.244-6	Feb 2009	Subcontracts for Commercial Items
52.245-1	June 2007	Government Property
52.245-9	Jun 2007	Use and Charges
52.246-23	Feb 1997	Limitation of Liability (Over $100,000)
52.249-6	May 2004	Termination (Cost-Reimbursement)
52.253-1	Jan 1991	Computer Generated Forms

(2)         DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

HHSAR CLAUSE NO.	DATE	TITLE
352.202-1	Jan 2006	Definitions - with Alternate paragraph (h) (Jan 2001)
352.216-72	Jan 2006	Additional Cost Principles
352.223-70	Jan 2006	Safety and Health
352.224-70	Jan 2006	Confidentiality of Information (Note: The following information is covered by this clause- Data obtained from human subjects)
352.228-7	Dec 1991	Insurance - Liability to Third Persons
352.232-9	Jan 2006	Withholding of Contract Payments
352.233-70	Jan 2006	Litigation and Claims
352.242-71	Apr 1984	Final Decisions on Audit Findings
352.249-14	Jan 2006	Excusable Delays
352.270-5	Jan 2006	Key Personnel
352.270-6	Jan 2006	Publications and Publicity
352.270-7	Jan 2006	Paperwork Reduction Act
352.270-9	Jan 2006	Care of Live Vertebrate Animals
352.270-10	Jan 2006	Anti-Lobbying
352.333-7001	Undated	Choice of Law (Overseas)

[End of GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT].

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

1)             Work Statement, [***]

2)             Invoice/Financing Request and Contract Financial Reporting Instructions for Cost-Reimbursement Contracts, 6 pages

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

PART IV — REPRESENTATIONS AND INSTRUCTIONS

SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

The following documents are incorporated by reference in this contract:

1)             Annual Representations and Certifications completed at the Online Representations Applications (ORCA) website.

2)             [***]

3)             Human Subjects Assurance Identification Number FW A00004396.

4)             Animal Welfare Assurance Number A-5554-01.

END OF THE SCEHDULE

(CONTRACT)

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

NO. 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers  is extended,  is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required) APPROPRIATION: 75-1011-0140; CAN: 1990087; OBJECT CLASS: 25329; ; AMOUNT: $[***] 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. ORDER NO. IN ITEM 10A. E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 2 copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible) PURPOSES: (1) To modify the dollar amounts for Options #1and #2; (2) to exercise Option #1 based upon the revised dollar amount; (3) to move several milestones in the Statement of Work to different project years; and (4) to add indirect rates that apply specifically to this contract. No other terms or conditions are changed by this modification Funds Obligated: Total Base Contract Dollar Amount: Contract Expiration Date: $[***] $[***] (changed) November 15, 2011(changed) Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. (Signature of Contracting Officer) NSN 7540-01-152-8070 OMB No. 0990–0115 STANDARD FORM 30 (REV. 10-83) FAR (48 CFR) 53.243 123269097 v2 15A. NAME AND TITLE OF SIGNER (Type or print) [***] [***] 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***], Contracting Officer 15B. CONTRACTOR/OFFEROR /s/ [***] (Signature of person authorized to sign) 15C. DATE SIGNED 17/9/10 16B. UNITED STATES OF AMERICA BY /s/ [***] 16C. DATE SIGNED September 23, 2010 () A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).  C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 1.602-1 and mutual agreement of the parties D.OTHER (Specify type of modification and authority) AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 3 2. AMENDMENT/MODIFICATION NO 1 3. EFFECTIVE DATE See Block 16C 4. REQUISITION/PURC N/A 5. PROJECT NO. (If applicable) N/A 6. ISSUED BYCODE 7. ADMINISTERED BY (If other than Item 6)CODE HHS/OS/ASPR/AMCG 330 Independence Avenue, SW Room G640 Washington, DC 20201 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Bavarian Nordic A/S Hejreskovvej 10A 3490 Kvistgård Denmark (X) 9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11) x 10A. MODIFICATION OF CONTRACT/ORDER HHSO100201000011C 10B. DATED (SEE ITEM 13) November 16, 2009 CODE FACILITY CODE

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

SPECIAL PROVISIONS	Contract No: HHSO100201000011C Modification No: 1

The basic contract award is hereby modified as follows:

1.                          Contract Option #1 is hereby exercised, but at a reduced amount.  The revised Option #1 amount is shown below.  This information replaces CLIN 0002, which is set forth under Section B.  Supplies or Services and Prices/Costs, A. CONTRACT LINE ITEM NUMBER (CLIN’S), 2. Contract Options.

CLIN’s	DESCRIPTION	EST. COST		FIXED FEE		TOTAL EST. CPFF
0002	[***]	$	[***]	$	[***]	$	[***]

2.                          The dollar of Option #2 is increased to offset the reduction to Option #1. The revised Option #2 amount is shown below. This information replaces CLIN 0003, which is set forth under Section B. Supplies or Services and Prices/Costs, A. CONTRACT LINE ITEM NUMBER (CLIN’S), 2. Contract Options.

0003	[***]	$	[***]	$	[***]	$	[***]

3.                          Under Section C, Description/Specifications, C.1. STATEMENT OF WORK is revised to move several milestones to different project years.  Specifically the following Base Contract milestones are moved:  [***]

4.                          The contract’s expiration date is extended by twelve months due to the exercise of Option #1, as set forth in Section F. Deliveries or Performance, under F.1. Period of Performance.  The revised expiration date is November 15, 2011.

5.                          [***]

(a) [***]:

2

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

Director, Division of Financial Advisory Services
Office of Acquisition Management and Policy
National Institutes of Health
6100 Building, Room 6B05
6100 Executive Boulevard, MSC 7540
Bethesda, MD 20892-7540

(b)         [***]:

[***]
[***]

All other terms and conditions of the contract are unchanged and remain in full force and effect.

3

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

N/A NO. 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (if required) N/A 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. CONTRACT ORDER NO. IN ITEM 10A. office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible) PURPOSE: This modification revises the accounting data that was listed in Modification #1 under Block #12 to read as follows: Appropriation – 7509/100140 Appropriation – 7510/110140 CAN - 1990987 Amount - $[***] CAN - 1990987 Amount - $[***] All other terms and conditions of the contract are unchanged and remain in full force and effect. Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. NSN 7540-01-152-8070 OMB No. 0990–0115 STANDARD FORM 30 (REV. 10-83) FAR (48 CFR) 53.243 123269097 v2 15A. NAME AND TITLE OF SIGNER (Type or print) 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***], Contracting Officer 15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign) 15C. DATE SIGNED 16B. UNITED STATES OF AMERICA BY /s/ [***] (Signature of Contracting Officer) 16C. DATE SIGNED 9/30/2010 () A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D.OTHER (Specify type of modification and authority) AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 1 2. AMENDMENT/MODIFICATION NO 002 3. EFFECTIVE DATE See Block 16C. 4. REQUISITION/PURC N/A 5. PROJECT NO. (If applicable) 6. ISSUED BYCODE 7. ADMINISTERED BY (If other than Item 6)CODE HHS/OS/ASPR/AMCG 330 Independence Avenue, SW Room G640 Washington, DC 20201 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Bavarian Nordic A/S Hejreskovvej 10A 3490 Kvistgård Denmark (x) 9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11) x 10A. MODIFICATION OF CONTRACT/ORDER HHSO100201000011C 10B. DATED (SEE ITEM 13) November 16, 2009 CODE FACILITY CODE

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

N/A NO. 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS ~ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ~ is extended, ~is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (if required) N/A 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. FAR 1.602-1 and mutual agreement of the parties E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 2 copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) PURPOSES: [***] No other terms or conditions are changed by this modification. See continuation sheet. Funds Obligated: $0 Total Base Contract Dollar Amount: $[***] Contract Expiration Date: November 15, 2011 (unchanged) Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. NSN 7540-01-152-8070 OMB No. 0990–0115 STANDARD FORM 30 (REV. 10-83)FAR (48 CFR) 53.243 123269097 v2 15A. NAME AND TITLE OF SIGNER (Type or print) [***], EVP 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***], Contracting Officer 15B. CONTRACTOR/OFFEROR /s/ [***] (Signature of person authorized to sign) 15C. DATE SIGNED 8 April 2011 16B. UNITED STATES OF AMERICA BY/s/ [***] (Signature of Contracting Officer) 16C. DATE SIGNED April 8, 2011 (Y) A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). Y C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D.OTHER (Specify type of modification and authority) AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 5 2. AMENDMENT/MODIFICATION NO 3 3. EFFECTIVE DATE See Block 16C 4. REQUISITION/PURC N/A 5. PROJECT NO. (If applicable) 6. ISSUED BYCODE 7. ADMINISTERED BY (If other than Item 6)CODE HHS/ASPR/AMCG 330 Independence Avenue, SW Room G640 Washington, DC 20201 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Bavarian Nordic A/S Hejreskovvej 10A 3490 Kvistgård Denmark (x) 9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11) x 10A. MODIFICATION OF CONTRACT/ORDER HHSO100201000011C 10B. DATED (SEE ITEM 13) November 16, 2009 CODE: FACILITY CODE:

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

Continuation Sheet	Contract No: HHSO100201000011C Modification No: 3

Modification No. 003 (the “Mod 3”) to Contract No. HHS0100201000011C, as amended to the date of Mod 3, (the “Existing Contract”) entered into and made effective as of the date imprinted in Block 16C of the Standard Form 30, is by and between the United States of America—which is represented by the Department of Health and Human Services, Biomedical Advanced Research and Development Authority—and Bavarian Nordic (“BN”), a company registered in Denmark, with a principal place of business located at Hejreskovvej 10 A, 3490, Kvistgard, Denmark, (USG and BN each being referred to as a “Party” and collectively as the “Parties”) who jointly agree to be bound by the terms and conditions hereof,

The basic contract award is revised as follows:

1.                            As a result of revisions to the Statement of Work, the dollar amounts for optional CLIN’s 0003, 0004, 0005, and 0006 are modified.  Section B. Supplies or Services and Prices/Costs, A. CONTRACT LINE ITEM NUMBER (CLIN’S), 2. Contract Options are therefore modified as shown below:

CLIN’s	DESCRIPTION	EST. COST		FIXED FEE		TOTAL EST. CPFF
0003	[***]	$	[***]	$	[***]	$	[***]
0004	[***]	$	[***]	$	[***]	$	[***]
0005	[***]	$	[***]	$	[***]	$	[***]
0006	[***]	$	[***]	$	[***]	$	[***]

All funding above the funds previously awarded are at a fee of [***]%.

2.                            Section B.4 Advanced Understandings, are revised as shown below:

3)  [***]

[***]

2

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

[***]

[***]

[***]

4)  Protocols

The Contractor shall distribute draft study plans and protocols for USG review prior to the conduct of a Study Design Review Meeting between the USG and the contractor as part of the preapproval process as described in paragraph B.3.

5)  Access to Documentation and Interaction with Regulatory Agencies

The contractor shall provide the USG with a non-redacted copy of any FDA Form-482, Form FDA-483, and Establishment Inspection Report (EIR) within 24 hours of receipt.  The contractor shall include the USG in all scheduled meetings and teleconferences with regulatory agencies.

3.                            Under Section C, Description/Specifications, within C.1. STATEMENT OF WORK, the work statement is completely revised to incorporate changes and update the milestones.  As a result, C.1. paragraphs A. and B. are revised as follows:

A.            Independently, and not as an agent of the USG, the Contractor shall furnish all the necessary services, qualified personnel, materials, supplies, equipment, facilities, transportation and travel not otherwise provided by the USG as required to perform a revised Statement of Work and Contractor Defined Milestones, as set forth in Attachment #2, which is incorporated into this contract modification.

B.            CONTRACT OPTIONS

The Government may exercise any of the three remaining options for the continuation of requirements as set forth in the following Contractor Defined Milestones.  Exercise of each option also extends the contract’s period of performance by twelve months.  Option periods may be subject to renegotiation by the Parties depending on the current state of the art at the time of option exercise.  Additionally, Option #5 as stated below may be exercised at any time during Contract Performance.

SECTION C-DESCRIPTION/SPECIFICATIONS
C.1.            Revised Statement of Work
A.

Description exercised Base and Option #1	SOW Section Number
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

3

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

B.                      CONTRACT OPTIONS

Description Option #2	SOW Section Number
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Description Option #3	SOW Section Number
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Description Option #4	SOW Section Number
[***]	[***]

Description Option #5	SOW Section Number
[***]	[***]

4.                            The Contracting Officer designation in Section D, Packaging, Marking and Shipping, under the heading “Report Deliverables” is revised as follows:

[***]

5.                            Under Section G - Contract Administration Data, G.1. Project Officer, the Alternate Project Officer, [***] designation is revoked and replaced with [***] as noted below.  All references to “Project Officer” are revised to read “Contracting Officer Technical Representative.”

[***]

[***]
[***] Office

6.                            [***]

[***]
[***]

4

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

[***]

Each Party represents and warrants to the other Party that Mod 3’s terms, conditions, and forms of expressions were negotiated and bargained by and between the Parties.  Except for the Contract changes effectuated by Mod 3, each Contract term and condition survives Mod 3 unaltered, unaffected and in full force and effect.

[End of Modification No.3 and the remainder of this page intentionally left blank]

5

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

N/A NO. 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS ~ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ~ is extended, ~ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment, your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (if required) Requisition # OS72587, Appr. Yr. 2011, CAN 1992002, Object Class 265329 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. FAR 17.207, FAR 1.602-1 and mutual agreement of the parties E. IMPORTANT: Contractor [ ]is not, [X] is required to sign this document and return 2 copies to the issuing office. 14. DESCRIPTION OF MODIFICATION PURPOSES: To exercise Option Period 2 Option Period 2 is exercised herewith based on the revised Period of Performance beginning September 16, 2011, and ending November 15, 2012, for the contract amount of $[***] No other terms or conditions are changed by this modification. Funds Obligated: $[***] Total Contract Dollar Amount: $[***] Contract Expiration Date: November 15, 2012 Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. NSN 7540-01-152-8070 OMB No. 0990–0115 STANDARD FORM 30 (REV. 10-83)FAR (48 CFR) 53.243 123269097 v2 15A. NAME AND TITLE OF SIGNER (Type or print) [***], EXECUTIVE VICE PRESIDENT 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***], Contracting Officer 15B. CONTRACTOR/OFFEROR /s/ [***] (Signature of person authorized to sign) 15C. DATE SIGNED 12 Sep 011 16B. UNITED STATES OF AMERICA BY /s/ [***] (Signature of Contracting Officer) 16C. DATE SIGNED 16 Sep 2011 (Y) A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). Y C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D.OTHER (Specify type of modification and authority) AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 1 2. AMENDMENT/MODIFICATION NO 4 3. EFFECTIVE DATE See Block 16C 4. REQUISITION/PURC N/A 5. PROJECT NO. (If applicable) 6. ISSUED BYCODE 7. ADMINISTERED BY (If other than Item 6)CODE HHS/ASPR/AMCG 330 Independence Ave, SW Room G640 Washington, DC 20201 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Bavarian Nordic A/S Hejreskovvej 10A 3490 Kvistgård Denmark (x) 9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11) x 10A. MODIFICATION OF CONTRACT/ORDER HHSO100201000011C 10B. DATED (SEE ITEM 13) November 16, 2009 CODE: FACILITY CODE:

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

N/A ADMINISTERED BY (IF OTHER THAN ITEM 6)CODE The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers, FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. NSN 7540-01-152-8070 Previous Edition Unusable STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243 123269097 v2 12. ACCOUNTING AND APPROPRIATION DATA (If Required) EIN:CAN:Appropriation:O.C.Obligation: 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO., AS DESCRIBED IN ITEM 14 A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 1.602-1, FAR Mutual Agreement of the Parties D.OTHER (Specify type of modification and authority) E. IMPORTANT: Contractoris Notis required to sign this document and return 1 Copy to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible. The purpose of this modification is to (1) to provide a three (3) year no cost extension to the period of performance from November 15, 2012 to November 15, 2015 and (2) transfer monies from CLIN 2 to CLIN 3. The cost to complete remains unchanged. (See continuation Sheet) Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER [***], EVP 16A. NAME AND TITLE OF CONTRACTING OFFICER [***], Contracting Officer 15B. CONTRACTOR/OFFEROR /s/ [***] (Signature of person authorized to sign) 15C. DATE SIGNED 7 Nov 2012 16B. UNITED STATES OF AMERICA /s/ [***] (Signature of Contracting Officer) 16C. DATE SIGNED 9 Nov 2012 AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE N/A Page 1 of 2 2. AMENDMENT/MODIFICATION NO. Modification 005 3. EFFECTIVE DATE See Item 16C 4. REQUISITION/PURCHASE REQ. NO. N/A 5. PROJECT NO. (If applicable) 6. ISSUED BYCODE N/A 7. See N/A U.S. DEPT OF HEALTH & HUMAN SERVICES ASPR/BARDA 330 INDEPENDENCE AVE SW, ROOM G640 Washington, D.C. 20201 Item 6 8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) Bavarian Nordic A/S Hejreskovvej 10A DK-3490 Kvistgard Denmark 9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11) 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201000011C 10B. DATED (SEE ITEM 13) November 16, 2009 CODE: N/A FACILITY CODE: N/A 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

Contract Number HHSO100201000011C
Modification No: 005	(continuation sheet)

Continuation Sheet	Contract No: HHSO100201000011C Modification No: 5

Modification No. 005 (the “Mod 5”) to Contract No. HHSO100201000011C, as amended to the date of Mod 5, (the “Existing Contract”) entered into and made effective as of the date imprinted in Block 16C of the Standard Form 30, is by and between the United States of America—which is represented by the Department of Health and Human Services, Biomedical Advanced Research and Development Authority—and Bavarian Nordic (“BN”), a company registered in Denmark, with a principal place of business located at Hejreskovvej 10 A, 3490, Kvistgard, Denmark, (USG and BN each being referred to as a “Party” and collectively as the “Parties”) who jointly agree to be bound by the terms and conditions hereof,

The base contract award is revised as follows:

1.              The contract’s expiration date is extended by three (3) years for a no cost extension. The revised expiration date for Section F. Deliverables and Performance, F.1. Period of Performance shall be November 15, 2015.

2.              The dollar amounts for the CLIN’s 0002 and 0003 are modified. Section B. Supplies or Services and Prices/Costs, A. CONTRACT LINE ITEM NUMBER (CLIN’S), 2. Contract Options are therefore modified as shown below:

CLIN’s	DESCRIPTION	EST.COST		FIXED FEE		TOTAL EST. CPFF
0002	[***]	$	[***]	$	[***]	$	[***]
0003	[***]	$	[***]	$	[***]	$	[***]

[End of Modification No. 5 and the remainder of this page intentionally left blank]

2

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

N/A ADMINISTERED BY (IF OTHER THAN ITEM 6)CODE The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers, FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. NSN 7540-01-152-8070 Previous Edition Unusable STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243 123269097 v2 12. ACCOUNTING AND APPROPRIATION DATA (If Required) EIN:CAN:Appropriation:O.C.Obligation: 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO., AS DESCRIBED IN ITEM 14 A THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 1.602-1, FAR Mutual Agreement of the Parties D. OTHER (Specify type of modification and authority) E. IMPORTANT: Contractoris NOTis required to sign this document and return1Copy to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible. The purpose of this modification is to (1) To incorporate a revised Statement of Work and milestones. No other terms or conditions are change by this modification. See continuation sheet. The cost to complete remains unchanged. (See continuation Sheet) Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER [***], Executive Vice President 16A. NAME AND TITLE OF CONTRACTING OFFICER [***], Contracting Officer 15B. CONTRACTOR/OFFEROR /s/ [***] (Signature of person authorized to sign) 15C. DATE SIGNED 2 May 2013 16B. UNITED STATES OF AMERICA /s/ [***] (Signature of Contracting Officer) 16C. DATE SIGNED 5 May 2013 AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE N/A Page 1 of 3 2. AMENDMENT/MODIFICATION NO. Modification 006 3. EFFECTIVE DATE See Item 16C 4. REQUISITION/PURCHASE REQ. NO. N/A 5. PROJECT NO. (If applicable) 6. ISSUED BYCODE N/A 7. See N/A U.S. DEPT OF HEALTH & HUMAN SERVICES ASPR/BARDA 330 INDEPENDENCE AVE SW, ROOM G640 Washington, D.C. 20201 Item 6 8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) Bavarian Nordic A/S Hejreskovvej 10A DK-3490 Kvistgard Denmark 9A. AMENDMENT OF SOLICITATION NO 9B. DATED (SEE ITEM 11) 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201000011C 10B. DATED (SEE ITEM 13) November 16, 2009 CODE: N/A FACILITY CODE: N/A 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

Contract Number HHSO100201000011C
Modification No: 006	(continuation sheet)

Continuation Sheet	Contract No: HHSO100201000011C Modification No: 6

Modification No. 006 (the “Mod_6”) to Contract No. HHSO100201000011C, as amended to the date of Mod-6, (the “Existing Contract”) entered into and made effective as of the date imprinted in Block 16C of the Standard Form 30, is by and between the United States of America—which is represented by the Department of Health and Human Services, Biomedical Advanced Research and Development Authority—and Bavarian Nordic (“BN”), a company registered in Denmark, with a principal place of business located at Hejreskovvej 10 A, 3490, Kvistgard, Denmark, (USG and BN each being referred to as a “Party” and collectively as the “Parties”) who jointly agree to be bound by the terms and conditions hereof.

The base contract award is revised as follows:

1.              As a result of revisions to the Statement of Work, the dollar amount for optional CLIN’s 0003, 0004, and 0005 are modified. Section B. Supplies or Services and Prices/Cost. A. CONTRACT LINE ITEM NUMEBR (CLINS), 2. Contract Options are therefore modified as shown below.

CLIN’s	DESCRIPTION	EST. COST		FIXED FEE		TOTAL EST. CPFF
0001	[***]	$	[***]	$	[***]	$	[***]
0002	[***]	$	[***]	$	[***]	$	[***]
0003	[***]	$	[***]	$	[***]	$	[***]
0004	[***]	$	[***]	$	[***]	$	[***]
0005	[***]	$	[***]	$	[***]	$	[***]

2.              Under Section C, Description/Specification within C.1. STATEMENT OF WORK, the work statement is completely revised to incorporate changes and update the milestones. The full written copy of the Statement of Work is included as Attachment I to this Modification.

2

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

REVISED - NEW MOD as April 2013

SECTION C - DESCRIPTION/SPECIFICATIONS

C.1. Revised Statement of Work

A.	CONTRACT BASE

Description exercised Base	SOW Section Number
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

B.	CONTRACT OPTIONS

Description Option #1	SOW Section Number
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Description Option #2	SOW Section Number
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Description Option #3	SOW Section Number
[***]	[***]
[***]	[***]

Description Option #4	SOW Section Number
[***]	[***]

[End of Modification No. 6 and the remainder of this page intentionally left blank]

3

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

N/A N/A The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers, FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 123269097 v2 12. ACCOUNTING AND APPROPRIATION DATA (If Required) EIN:CAN:Appropriation:O.C.Obligation: 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO., AS DESCRIBED IN ITEM 14 A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D.OTHER (Specify type of modification and authority) E. IMPORTANT: Contractoris NOTis required to sign this document and return1Copy to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible. The purpose of this modification is to (1) To update Section D – Packaging, Marking, and Shipping and (2) to remove the requirement for one hard copy of the monthly technical progress report and executive summary in Clause F2. Technical Report Requirement. No other terms or conditions are change by this modification. See continuation sheet. The cost to complete remains unchanged. (See continuation Sheet) Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER 16A. NAME AND TITLE OF CONTRACTING OFFICER [***], Contracting Officer 15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign) 15C. DATE SIGNED 16B. UNITED STATES OF AMERICA /s/ [***] (Signature of Contracting Officer) 16C. DATE SIGNED 9/24/13 AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE Page 1 of 2 2. AMENDMENT/MODIFICATION NO. Modification 007 3. EFFECTIVE DATE See Item 16C 4. REQUISITION/PURCHASE REQ. NO. N/A 5. PROJECT NO. (If applicable) 6. ISSUED BYCODE N/A 7. ADMINISTERED BY (IF OTHER THAN ITEM 6) CODE N/A U.S. DEPT OF HEALTH & HUMAN SERVICES ASPR/BARDA 330 INDEPENDENCE AVE SW, ROOM G640 WASHINGTON, D.C. 20201 See Item 6 8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) Bavarian Nordic A/S Hejreskovvej 10A DK-3490 Kvistgard Denmark 9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11) 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201000011C 10B. DATED (SEE ITEM 13) November 16, 2009 CODE: N/A FACILITY CODE: N/A 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS NSN 7540-01-152-8070 Previous Edition Unusable STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243 123269097 v2

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

Contract Number HHSO100201000011C
Modification No: 007	(continuation sheet)

Continuation Sheet	Contract No: HHSO100201000011C Modification No: 7

Modification No. 007 (the “Mod _7”) to Contract No. HHSO100201000011C, as amended to the date of Mod-7, (the “Existing Contract”) entered into and made effective as of the date imprinted in Block 16C of the Standard Form 30, is by and between the United States of America—which is represented by the Department of Health and Human Services, Biomedical Advanced Research and Development Authority—and Bavarian Nordic (“BN”), a company registered in Denmark, with a principal place of business located at Hejreskovvej 10 A, 3490, Kvistgard, Denmark, (USG and BN each being referred to as a “Party” and collectively as the “Parties”) who jointly agree to be bound by the terms and conditions hereof,

The base contract award is revised as follows:

SECTION D—PACKAGING, MARKING AND SHIPPING

Report Deliverables

Unless otherwise specified by the Contracting Officer or the Contracting Officer’s representative, delivery of reports to be furnished to the Government under this contract (including invoices), shall be addressed as follows:

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

F.2. TECHNICAL REPORT REQUIREMENT

Item	Deliverable	Quantity	Due Date
1.	Technical Monthly Progress Report and Executive Summary	1 Electronic Copy — Project Officer (PO) 1 Electronic Copy — Contracting Officer (CO)	30 days after contract award and by the 15th day of each month during the contract’s period of performance. Not due when Final is due.

[End of Modification No. 7 and the remainder of this page intentionally left blank]

2

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

N/A N/A The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers, FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. NSN 7540-01-152-8070 Previous Edition Unusable 123269097 v2 STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243 12. ACCOUNTING AND APPROPRIATION DATA (If Required) EIN:CAN: 1992003Appropriation: 2014.1992003.25106Obligation: $[***] 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO., AS DESCRIBED IN ITEM 14 A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: 17.207, FAR 1.602-1 and mutual agreement of the parties D. OTHER (Specify type of modification and authority) E. IMPORTANT: Contractoris NOTis required to sign this document and return1Copy to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible. The purpose of this modification is to (1) to modify dollar amounts for Option 4 (CLIN 5), (2) to incorporate a SOW and milestones for this option (3) exercise Option# 4 (CLIN 5) based on the revised dollar amount. Please note, BARDA must review and approve all protocols prior to study initiation. No other terms or conditions are change by this modification. See continuation sheet. Funds Obligated: $[***] (See continuation Sheet) Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER [***] Executive Vice President 16A. NAME AND TITLE OF CONTRACTING OFFICER [***], Contracting Officer 15B. CONTRACTOR/OFFEROR /s/ [***] (Signature of person authorized to sign) 15C. DATE SIGNED 17, April 2014 16B. UNITED STATES OF AMERICA /s/ [***] (Signature of Contracting Officer) 16C. DATE SIGNED 4/17/14 AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE Page 1 of 21 2. AMENDMENT/MODIFICATION NO. Modification 008 3. EFFECTIVE DATE See Item 16C 4. REQUISITION/PURCHASE REQ. NO. OS130852 5. PROJECT NO. (If applicable) 6. ISSUED BYCODE N/A 7. ADMINISTERED BY (IF OTHER THAN ITEM 6) CODE N/A U.S. DEPT OF HEALTH & HUMAN SERVICES ASPR/BARDA 330 INDEPENDENCE AVE SW, ROOM G640 WASHINGTON, D.C. 20201 See Item 6 8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) Bavarian Nordic A/S Hejreskovvej 10A DK-3490 Kvistgard Denmark 9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11) 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201000011C 10B. DATED (SEE ITEM 13) November 16, 2009 CODE: N/A FACILITY CODE: N/A 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

Contract Number HHSO100201000011C
Modification No: 008	(continuation sheet)

Continuation Sheet	Contract No: HHSO100201000011C Modification No: 8

Modification No. 008 (the “Mod _8”) to Contract No. HHSO100201000011C, as amended to the date of Mod-8, (the “Existing Contract”) entered into and made effective as of the date imprinted in Block 16C of the Standard Form 30, is by and between the United States of America—which is represented by the Department of Health and Human Services, Biomedical Advanced Research and Development Authority—and Bavarian Nordic (“BN”), a company registered in Denmark, with a principal place of business located at Hejreskovvej 10 A, 3490, Kvistgard, Denmark, (USG and BN each being referred to as a “Party” and collectively as the “Parties”) who jointly agree to be bound by the terms and conditions hereof,

The base contract award is revised as follows:

1.              As a result of revisions to the Statement of Work, the dollar amount for optional CLIN 0005 is modified. Section B. Supplies or Services and Prices/Cost, A. CONTRACT LINE ITEM NUMEBR (CLINS), 2. Contract Option is therefore modified as shown below.

CLIN’s	DESCRIPTION	EST. COST		FIXED FEE		TOTAL EST. CPFF
0005	[***]	$	[***]	$	[***]	$	[***]

2.              Under Section C. Description/Specification within C.1. STATEMENT OF WORK, the work statement is revised to include a SOW for this option and milestone activities have been added. The full written copy of the Statement of Work for Option #4 is included as Attachment 1 to this Modification. Below is the updated milestones

Activity	Milestone	Completion Date
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

2

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

3.              Contract Option #4 is hereby exercised at an increased amount. The revised and exercised Option # 4 amount is shown below.

CLIN’s	DESCRIPTION	EST. COST		FIXED FEE		TOTAL EST. CPFF
0005	[***]	$	[***]	$	[***]	$	[***]

[End of Modification No. 8 and the remainder of this page intentionally left blank]

3

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

N/A N/A The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers, FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. NSN 7540-01-152-8070 Previous Edition Unusable STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243 123269097 v2 12. ACCOUNTING AND APPROPRIATION DATA (If Required) EIN:CAN:Appropriation:O.C.Obligation: 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO., AS DESCRIBED IN ITEM 14 A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D. OTHER (Specify type of modification and authority) E. IMPORTANT: Contractoris NOTis required to sign this document and return1Copy to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible. The purpose of this modification is to (1) To update clause G.2. – Key Personnel. No other terms or conditions are change by this modification. See continuation sheet. The cost to complete remains unchanged. (See continuation Sheet) Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER 16A. NAME AND TITLE OF CONTRACTING OFFICER [***], Contracting Officer 15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign) 15C. DATE SIGNED 16B. UNITED STATES OF AMERICA /s/ [***] (Signature of Contracting Officer) 16C. DATE SIGNED 4 Nov 2014 AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE Page 1 of 2 2. AMENDMENT/MODIFICATION NO. Modification 009 3. EFFECTIVE DATE See Item 16C 4. REQUISITION/PURCHASE REQ. NO. N/A 5. PROJECT NO. (If applicable) 6. ISSUED BYCODE N/A 7. ADMINISTERED BY (IF OTHER THAN ITEM 6) CODE N/A U.S. DEPT OF HEALTH & HUMAN SERVICES ASPR/BARDA 330 INDEPENDENCE AVE SW, ROOM G640 WASHINGTON, D.C. 20201 See Item 6 8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) Bavarian Nordic A/S Hejreskovvej 10A DK-3490 Kvistgard Denmark 9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11) 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201000011C 10B. DATED (SEE ITEM 13) November 16, 2009 CODE: N/A FACILITY CODE: N/A 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

Contract Number HHSO100201000011C
Modification No: 009	(continuation sheet)

Continuation Sheet	Contract No: HHSO100201000011C Modification No: 9

The base contract award is revised as follows:

G.2. KEY PERSONNEL

Pursuant to the Key Personnel clause incorporated in Section I of this contract, the following individual is considered to be essential to the work being performed hereunder:

[***]

Prior to diverting any of the specific individuals to other programs, the Contractor shall notify the Contacting officer reasonably in advance and shall submit justification (including proposed substitutions) in sufficient detail to permit evaluation of the impact on the program. No diversion shall be made by the contractor without the written consent of the Contracting Officer; provided that the Contracting Officer may ratify in writing such diversion and such ratification shall constitute the consent of the Contracting Officer. The contract may be modified from time to time during the course of the contract to either add or delete personnel, as appropriate.

[End of Modification No. 9 and the remainder of this page intentionally left blank]

2

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

N/A N/A The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers, FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. (Signature of Contracting Officer) NSN 7540-01-152-8070 123269097 v2 STANDARD FORM 30 (REV. 10-83) 12. ACCOUNTING AND APPROPRIATION DATA (If Required) EIN:CAN:Appropriation:O.C.Obligation: 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO., AS DESCRIBED IN ITEM 14 A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D. OTHER (Specify type of modification and authority) E. IMPORTANT: Contractoris NOTis required to sign this document and return1Copy to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) The purpose of this modification is to (1) to provide a one (1) year no cost extension to the period of performance from November 15, 2015 to November 15, 2016 and (2) update G.3. Invoice/Financing Request and Contract Financial Reporting. No other terms or conditions are change by this modification. See continuation sheet. The cost to complete remains unchanged. Contract Expiration Date: November 15, 2016 (See continuation Sheet) Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER[***] [***], Director of Finance 16A. NAME AND TITLE OF CONTRACTING OFFICER [***], Contracting Officer 15B. CONTRACTOR/OFFEROR /s/ [***] (Signature of person authorized to sign) 15C. DATE SIGNED Mar-19-2015 16B. UNITED STATES OF AMERICA /s/ [***] 16C. DATE SIGNED AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE Page 1 of 2 2. AMENDMENT/MODIFICATION NO. Modification 010 3. EFFECTIVE DATE See Item 16C 4. REQUISITION/PURCHASE REQ. NO. N/A 5. PROJECT NO. (If applicable) 6. ISSUED BYCODE N/A 7. ADMINISTERED BY (IF OTHER THAN ITEM 6) CODE N/A U.S. DEPT OF HEALTH & HUMAN SERVICES ASPR/BARDA 330 INDEPENDENCE AVE SW, ROOM G640 WASHINGTON, D.C. 20201 See Item 6 8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) 9A. AMENDMENT OF SOLICITATION NO. Bavarian Nordic A/S Hejreskovvej 10A DK-3490 Kvistgard Denmark 9B. DATED (SEE ITEM 11) 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201000011C 10B. DATED (SEE ITEM 13) November 16, 2009 CODE: N/A FACILITY CODE: N/A 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS Previous Edition Unusable Prescribed by GSA FAR (48 CFR) 53.243 123269097 v2

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

Contract Number HHSO100201000011C
Modification No: 009	(continuation sheet)

Continuation Sheet	Contract No: HHSO100201000011C Modification No: 10

The base contract award is revised as follows:

G.3. INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING

1) Documents should be delivered electronically to the Contracting Officer (CO), the Contracting Officer’s Representative (COR) and PSC electronically.  Unless otherwise specified by the Contracting Officer all deliverables and reports furnished to the Government under the resultant contract (including invoices) shall be addressed as follows:

[***]	[***]	Email invoices to:
[***]	[***]
[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

2)  Contractor invoices/financial reports shall conform to the form, format, and content requirements of the instructions for Invoice/Financing requests and Contract Financial Reporting made a part of the contract in Section J.

3)  Monthly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the Government.

4)  The contractor agrees to immediately notify the Contracting Officer in writing if there is an anticipated overrun (any amount) or unexpended balance (greater than 10 percent) of the amount allotted to the contract, and the reasons for the variance.  Also refer to the requirements of the Limitation of Cost (FAR 52.232-20) clause in the contract.

5)  The date of receipt of a proper invoice/voucher by the Contracting Officer shall be used for the purpose of Prompt
 Payment Act time computations.

[End of Modification No. 10 and the remainder of this page intentionally left blank]

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